Provisions	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Provisions
18. Provisions

	Provision for self- insured liabilities $	Provision for claims $	Onerous contracts $	Expected project losses $	Provision for lease restoration $	Total $

December 31, 2018	77.0	14.8	12.5	15.6	0.7	120.6
Impact of IFRS 16 (note 6)	-	-	(2.6)	-	10.3	7.7

January 1, 2019	77.0	14.8	9.9	15.6	11.0	128.3
Current year provisions	29.8	8.4	0.4	(0.6)	2.4	40.4
Acquisitions	-	0.3	-	-	0.7	1.0
Paid or otherwise settled	(24.1)	(7.9)	(9.9)	(9.5)	(1.5)	(52.9)
Impact of foreign exchange	(2.6)	(0.2)	-	(0.7)	(0.3)	(3.8)

	80.1	15.4	0.4	4.8	12.3	113.0

Less current portion	3.8	12.8	0.1	4.8	2.4	23.9

Long-term portion	76.3	2.6	0.3	-	9.9	89.1
On adoption of IFRS 16 at January 1, 2019, onerous contracts (consisting of lease exit liabilities and sublease losses) at December 31, 2018, were reclassified to reduce lease assets. The Company did not reclassify the provision for onerous contracts for leases that were considered to be short term (note 6).
Cash outflows for provisions for claims are expected to occur within the next one to five years, although this is uncertain and depends on the development of the various claims. These outflows are not expected to have a material impact on the Company’s net cash flows. Provision for lease restoration relates to building leases (note 12). Cash outflows for provisions for lease restoration are expected to occur within the next one to fourteen years.